Exhibit 99.1

ANGIOTECH PHARMACEUTICALS, INC. ANNOUNCES EXPIRATION OF EXCHANGE OFFER FOR UP TO $225,000,000 OF ITS SENIOR FLOATING RATE NOTES DUE 2013

Vancouver, BC, August 10, 2012 – Angiotech Pharmaceuticals, Inc. (“Angiotech”) announced today the expiration of the offer by its subsidiary, Angiotech Pharmaceuticals (U.S.), Inc. (“Angiotech U.S.”), to exchange (the “Offer”) up to $225 million aggregate principal amount (the “Maximum Principal Exchange Amount”) of Angiotech’s Senior Floating Rate Notes due 2013 (the “Existing Notes”) (CUSIP No.034918AH5) for new 9% Senior Notes due 2016 (the “New Notes”) to be issued by Angiotech U.S.

“Due to strong demand for our New Notes, we were able to increase the maximum potential size of our exchange offer. We are pleased, in response to our significantly improved business performance, that many of our existing creditors have shown such strong support for our Company,” said Thomas Bailey, President and CEO of Angiotech.

“Additionally, as these New Notes are similar in cost, on an after tax basis, as compared to our existing debt, we welcome the opportunity to exchange into New Debt with extended maturity out to 2016,” said Mr. Bailey.

The Offer expired at 11:59 p.m. New York City time, on August 9, 2012. A total of $255,532,000 aggregate principal amount of Existing Notes were validly tendered (the “Tendered Notes”). Because the aggregate principal amount of Tendered Notes exceeded the Maximum Principal Exchange Amount, Angiotech U.S. will accept Existing Notes for exchange on a pro rata basis. The amount of each holder’s validly tendered Existing Notes accepted for exchange will be determined by multiplying each holder’s tender by a proration factor of 0.8805, rounded down to the nearest integral multiple of $1,000. All Existing Notes that were validly tendered but that will not be accepted for exchange by Angiotech will be returned to or credited to the accounts of their respective holders.

All holders of Existing Notes that validly tendered (and did not validly withdraw) their Existing Notes prior to the Early Tender Time, and whose Existing Notes were accepted for exchange, will receive New Notes with a principal amount constituting a 2.0% premium (the “Early Tender Premium”) to the principal amount of the Existing Notes so exchanged, such that each $1,000 of Existing Notes so accepted for exchange shall be exchanged for $1,020 of New Notes rounded down to the nearest integral multiple of $1,000. Holders that validly tendered their Existing Notes after the Early Tender Time and prior to the expiration of the Offer, will be entitled to receive the New Notes with a principal amount equal to the principal amount of any Existing Notes so accepted for exchange, and will not be entitled to receive the Early Tender Premium. All but a nominal amount of the Tendered Notes were tendered prior to the Early Tender Time.

In conjunction with the Offer and related consent solicitation for the Existing Notes, Angiotech will enter into a supplemental indenture (the “Supplemental Indenture”), which amends the Indenture, dated as of May 12, 2011, among Angiotech, the guarantors named therein and Deutsche Bank National Trust Company, as trustee, relating to the Existing Notes. The Supplemental Indenture, among other modifications, provides that the New Notes and Existing Notes will vote together as a single class on certain matters.

This press release is not an offer to exchange any Existing Notes, a solicitation of an offer to exchange any Existing Notes, a solicitation of consents with respect to the Existing Notes, an offer to sell any New Notes or the solicitation of an offer to buy any New Notes.

The New Notes were offered pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) contained in Section 3(a)(9) of the Securities Act. Angiotech has not filed and will not file a registration statement under the Securities Act with respect to the offer of New Notes pursuant to the Offer and Consent Solicitation.

Forward Looking Statements

Statements contained in this press release that are not based on historical fact, including without limitation statements containing the words “believes,” “may,” “plans,” “will,” “estimates,” “continues,” “anticipates,” “intends,” “expects” and similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and constitute “forward-looking information” within the meaning of applicable securities laws. All such statements are made pursuant to the “safe harbor” provisions of applicable securities legislation. Forward-looking statements may involve, but are not limited to, comments with respect to our objectives and priorities in 2012 and beyond, our strategies or future actions, our targets, expectations for our financial condition and the results of, or outlook for, our operations, research and development and product development. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward-looking statements. Many such known risks, uncertainties and other factors are taken into account as part of our assumptions underlying these forward-

looking statements and include, among others, the following: general economic and business conditions in the United States and the other regions in which we operate; market demand; technological changes that could impact our existing products or our ability to develop and commercialize future products; competition; governmental legislation and regulations and changes in, or the failure to comply with, governmental legislation and regulations; availability of financial reimbursement coverage from governmental and third-party payers for products and related treatments; adverse results or unexpected delays in pre-clinical and clinical product development processes; adverse findings related to the safety and/or efficacy of our products or products sold by our partners; decisions, and the timing of decisions, made by health regulatory agencies regarding approval of our technology and products; the requirement for substantial funding to conduct research and development, to expand manufacturing and commercialization activities; and any other factors that may affect our performance. In addition, our business is subject to certain operating risks that may cause any results expressed or implied by the forward-looking statements in this press release to differ materially from our actual results. These operating risks include: our ability to attract and retain qualified personnel; our ability to successfully complete pre-clinical and clinical development of our products; changes in our business strategy or development plans; our failure to obtain patent protection for discoveries; loss of patent protection resulting from third-party challenges to our patents; commercialization limitations imposed by patents owned or controlled by third parties; our ability to obtain rights to technology from licensors; liability for patent claims and other claims asserted against us; our ability to obtain and enforce timely patent and other intellectual property protection for our technology and products; the ability to enter into, and to maintain, corporate alliances relating to the development and commercialization of our technology and products; market acceptance of our technology and products; our ability to successfully manufacture, market and sell our products; the availability of capital to finance our activities; our ability to service our debt obligations; and any other factors referenced in our other filings with the SEC. For a more thorough discussion of the risks associated with our business, see the “Risk Factors” section in our annual report for the year ended December 31, 2011 filed with the SEC on March 29, 2012 on Form 10K.

Given these uncertainties, assumptions and risk factors, investors are cautioned not to place undue reliance on such forward-looking statements. Except as required by law, we disclaim any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements contained in this press release to reflect future results, events or developments.

©2012 Angiotech Pharmaceuticals, Inc. All Rights Reserved.

About Angiotech

Angiotech develops, manufactures and markets medical device products and technologies, primarily within the areas of interventional oncology, wound closure and ophthalmology. Our strategy is to utilize our precision manufacturing capabilities and our highly targeted sales and marketing capabilities to offer novel or differentiated medical device products to patients, physicians and other medical device manufacturers or distributors. For additional information about Angiotech, please visit our website at www.angiotech.com.

FOR ADDITIONAL INFORMATION:

Investor Relations and Corporate Communications

Angiotech Pharmaceuticals, Inc.

(604) 221-6933

ir@angio.com